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                                                                      Exhibit 10

                                  OFFICE LEASE

         THIS LEASE, entered into as of this 26th of June, 2000 by and between Murray Family Associates, (hereinafter referred to as "Landlord"), and Globalbot Corp. (hereinafter referred to as "Tenant").

                                  WITNESSETH:

         WHEREAS, Tenant is desirous of leasing from Landlord certain space in Suite #602 of 1250E Building in that certain building Complex located at 1250 East Hallandale Beach Boulevard 33000, Hallandale, Fla. 33009 (hereinafter referred to as the "Building") and Landlord is desirous of leasing such space to Tenant;

         NOW, THEREFORE, the parties hereto agree as follows:

Demised Premises

         1. Demised Premises. For and in consideration of the agreement of Tenant to pay the rental and other sums provided herein and to perform all of the terms, agreements, covenants and conditions on its part to be performed hereunder, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space in the Building, comprising approximately 1,500 square feet on the sixth floor(s) of the Building, more particularly described on the floor plan attached hereto as Exhibit A and incorporated herein by reference (hereinafter referred to as the "Premises").

Term

         2. Term. The term of this Lease shall be for a period of Two Years commencing on the 1st day of July, 2000, (hereinafter referred to as the "Commencement Date") and ending on the 30th day of June, 2002, inclusive; provided, however, that if for any reason Landlord is unable to deliver possession of the Premises to Tenant upon the Commencement Date, Landlord shall not be liable for any damage caused thereby, nor shall the Lease become void or voidable, nor shall the expiration date of the term of this Lease be extended, but, rather, the term specified herein shall commence upon the date possession of the Premises is tendered to Tenant. In such event, Tenant shall not be liable for any rent hereunder until such time as Landlord shall have tendered possession of the Premises to Tenant unless the delay is caused by Tenant; provided, further, that if Landlord is unable to tender possession of the Premises to Tenant within one year after the Commencement Date, then this lease may be terminated by either party without liability to the other upon fifteen
(15) days prior written notice to the other party. Should the Lease term commence upon any date other than the Commencement Date hereinabove specified, Landlord and Tenant shall execute and acknowledge a written statement setting forth the actual date of commencement of the Lease term, which statement may be recorded at Landlord's option and a copy of which shall be attached as an exhibit to this Lease.

Rent
         3. Rent

         (a) Base Rent. Subject to the increase in the base rent and the additional rent to be paid by Tenant as described in subparagraph (b) of this
Article 3 and to the payments of such other sums or charges which are deemed additional rent under this Lease, Tenant shall pay to Landlord as base rent for the Premises free of all claims, demands and setoffs, of any kind or nature whatsoever, the sum of $24,000 *(Yr1); $24,000 (Yr2)* Dollars ($_______), which shall be payable in advance, without prior demand or notice, in monthly installments of $2,000 *(Yr1) $2,000 (Yr2)* Dollars ($_______), on the first day of each calendar month at Landlord's address specified in Article 30 or such other place as Landlord shall designate from time to time by written notice to Tenant. The installment of rent for any partial month of the Lease term shall be a pro rata portion of the installment payable for a full calendar month.

         (b) Definitions.

         (I) Taxes. As used in this Article 3, "taxes" shall mean all taxes, assessments or other charges levied, assessed or imposed by any governmental or quasi-governmental body upon or with respect to all or any portion of the Building and/or the land upon which it is situated including without limitation all structures or improvements thereon and all appurtenances thereto but shall not include income, franchise, capital stock, estate or inheritance taxes, if, for any reason, any other tax, charge, license fee, levy or assessment shall be levied, assessed or imposed upon Landlord or upon the Owner of the land and/or Building, or upon or with respect to all or any portion of the land and/or Building or the rents or income therefrom in lieu of or as a substitute for or as a supplement to any tax or assessment now levied, assessed or imposed, such other tax, charge, license fee, levy or assessment shall be deemed to be within the definition of "taxes" herein. For purposes of fixing the taxes for the Base Year, the assessed valuation shall be deemed to be the assessed valuation of the Building; the land upon which the Building is situated, and all improvements thereon determined as of the assessment date upon which Base Year taxes are predicated and the applicable tax rate shall be the total tax rate actually used in determining Base Year taxes.

         (III) As used in this Article 3, "Base Year," for purposes of determining additional rent payable by reason of increases in taxes, shall mean the 2000 fiscal tax year ending 12/2000.


*  Plus Florida Sales Tax
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         (c) Statements. On or before the first day of April in each calendar year during the Lease term, and on or before the first day of April immediately following the expiration or earlier termination of this Lease, Landlord may notify Tenant of the amount of any rental due hereunder and, in support thereof, shall furnish Tenant with a statement comparing the taxes and operating costs for the preceding year with those applicable to the Base Year, together with a statement comparing the average of the twelve monthly indices for the preceding year with the Consumer Price Index for the Base Year; provided, however, that in the event that Landlord shall be unable for any reason to furnish the foregoing statements on or before April 1, Landlord may thereafter furnish such statements with the same force and effect as if furnished on April 1. Notwithstanding the foregoing, Landlord shall not be obligated to furnish comparative statements to Tenant with respect to any year of the Lease term if there is to be no increase in the amount of rental (including any rent due by reason of adjustments previously made) payable by Tenant hereunder; provided, further, that Landlord's failure to furnish comparative statements as to any year shall not prejudice Landlord's right to furnish comparative statements with respect to any subsequent years.

Security Deposit

         4. Security Deposit. Concurrently with the execution of this Lease, Tenant shall pay to Landlord the sum of $6,360, of which amount $2,120 shall be applied by Landlord as the base rent for the first calendar month of the Lease term; the remaining $4,240 such amount shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, conditions and agreements of this Lease, Landlord shall not be required to separate such security from Landlord's general funds. In the event Tenant should default in any of such terms, covenants, conditions, provisions or agreements, including, but not limited to, the payment of rent, Landlord may use, apply or retain the whole or any part of the security required for the payment of any rent or any other sum expended by Landlord by reason of Tenant's default. Tenant, within five (5) days after written demand by Landlord, shall replenish the security or any portion thereof so used or applied by Landlord; Tenant's failure to restore such security shall constitute a material breach of this Lease. If Tenant shall faithfully comply with all terms, covenants, conditions, provisions and agreements of this Lease, any balance of the security deposit then due shall be returned within fourteen (14) days after termination of this Lease but only after delivery of entire possession of the Premises to Landlord and the performance by Tenant of all obligations required hereunder. In the event of sale of the Premises, Building or land upon which the same are located or of a sale of Landlord's interest in this Lease, Landlord shall have the right to transfer the security deposit to its transferee, and Landlord shall thereupon be released by Tenant from all liability with regard thereto, Tenant looking solely to the new landlord for the return of said security. Tenant shall not assign or encumber its contingent rights in the security deposit, and neither Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance. In the event of the termination of any ground or underlying lease or foreclosure of any mortgage or trust deed now or hereafter affecting the Premises, Building or land upon which the same are located, Tenant shall only look to the new landlord for return of the security deposit.

Use of Premises

         5. Use of Premises. Tenant shall use and occupy the Premises for executive offices; E-commerce & internet service providing purposes only and shall not use or permit the Premises, or any part thereof, to be used for any other purpose. Tenant shall not commit, or suffer to be committed, any waste upon the Premises or any nuisance or other act in violation of public policy, or any act or thing which may disturb the quiet enjoyment of any other tenant in the Building. Further, Tenant shall not commit, or suffer to be committed, anything which would subject the Landlord to responsibility or liability for injury or damage to any person or property or which would invalidate or increase the cost of any fire and extended coverage insurance or any other insurance covering the Building and/or any property located therein. Tenant shall comply with all rules, regulations, orders and requirements of the Fla. Fire Rating Bureau or any other organization performing a similar function. Upon demand, Tenant shall reimburse Landlord for any additional premium charged for any insurance charged by reason of Tenant's failure to comply with the provisions of this paragraph. In any action involving the foregoing, a schedule or "make-up" of rate for the Building or the Premises issued by the Fla. Fire Rating Bureau, or any other body determining the insurance rates for the Building or the Premises, shall constitute conclusive evidence of the facts therein stated and of the changes in the insurance rates applicable to the Premises. Without Landlord's prior written consent, Tenant shall not install, place, load or move any articles in or on the Premises which would exceed the maximum floor load of fifty (50) pounds per square foot. Business machines and other equipment shall be placed and maintained by Tenant in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance.


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Law Compliance

         6. Law Compliance. Tenant shall comply with all applicable covenants, conditions and restrictions now or hereafter affecting the real property of which the Premises form a part; with all laws, ordinances, regulations, directives and requirements of all government authorities having jurisdiction over the Premises; and with the certificate of occupancy for the Building of which the Premises are a part, and shall not permit anything to be done on the Premises in violation thereof. Upon demand, Tenant shall discontinue any use of the Premises in violation of any covenants, conditions and restrictions, or of any law, ordinance, regulation or governmental directive or of the certificate of occupancy.

Taxes

         7. Taxes. Tenant shall pay, prior to delinquency, all taxes assessed against or levied upon fixtures, furnishings, equipment and all personal property owned or possessed by Tenant and located on the Premises, and, when possible, Tenant shall cause such fixtures, furnishings, equipment and other personal property to be assessed and billed to Tenant separately from the real property of which the Premises form a part. In the event any or all of such fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's personal property. In addition, Tenant shall pay, when due, any business or other type of tax, fee or charge imposed upon Landlord by any governmental or quasi-governmental entity or authority which is in whole or part based upon or measured by any or all amounts charged or received by Landlord under this Lease; provided, however, that Tenant shall pay only that portion of such tax, fee or charge which is attributable to the amounts charged or received pursuant to this Lease or on account of Tenant's occupancy of the Premises. Any amounts due hereunder by Tenant shall be deemed additional rent payable to Landlord.


Condition of the Premises

         8. Condition of the Premises. Tenant acknowledges that, except as expressly provided herein, neither Landlord nor its agents have made any promise to alter, remodel or improve the Building or the Premises or have made any representation or warranty with respect to the condition of the Building or the Premises or the suitability of either for the conduct of Tenant's business. Tenant's taking possession of the Premises shall conclusively establish that the Premises were, at such time, in good satisfactory and tenantable condition and that Tenant accepts the same "as is". Tenant agrees to keep and maintain the Premises in good, clean and sanitary order, condition and repair, reasonable wear and tear excepted. Except as otherwise provided in this Lease, Tenant may maintain on the Premises such furniture, furnishings, equipment and other property as may be required to use the Premises for the purposes described in
Article 5 above. Any such property of Tenant may be sold, encumbered, replaced or removed from the Premises at any time by Tenant; provided however, that Tenant agrees to remove any such property from the Premises if so directed by Landlord, and provided further that Tenant shall repair any and all damage to the Premises or Building resulting from the removal of any of Tenant's property.

Alterations and Repairs

         9. Alterations and Repairs.

                  (a) Without Landlord's prior written consent, Tenant shall not make or cause to be made any exterior, structural, electrical, ventilation, air conditioning or other type of alterations, improvements, additions, changes or repairs in or to the Premises or the Building. As a condition to granting its consent, Landlord may impose reasonable requirements including without limitation requirements as to the manner and time for the performance of any such work and the type and amount of insurance and bonds Tenant must acquire and maintain in connection therewith. In addition, at Landlord's option, Landlord shall have the right to approve the contractors or mechanics performing the work; to approve all plans and specifications relating to the work; to review the work of Tenant's architects, engineers, contractors or mechanics and to control any construction or other activities being undertaken within the Building, with Landlord to be reimbursed for any costs incurred in connection with such review and/or control; and to order reasonable changes in the work in instances in which materials or workmanship is defective or not in accordance with plans or specifications previously approved by Landlord. Except as expressly provided herein, all alterations, improvements, additions, changes or repairs shall be provided by and paid for by Tenant at its sole expense, but shall become the property of Landlord and shall be surrendered with the Premises upon termination of this Lease; provided, however, that Landlord may, by written notice to Tenant given at least thirty (30) days prior to termination of this Lease, require Tenant to remove any or all improvements, alterations, additions, or fixtures installed or made by Tenant on or to the Premises and to repair any damages to the Premises caused by such removal.

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                  (b) All damages or injury to the Premises or the Building
caused by the act or negligence of Tenant or its employees, agents, representatives, visitors or invitees shall be promptly repaired by Tenant at Tenant's expense and to the satisfaction of Landlord in accordance with this
Article 9. Should Tenant not make any such repairs promptly, Landlord, at Landlord's option, may make or cause to be made any such repairs and may charge Tenant for any costs and expenses paid or incurred by Landlord in connection therewith. Except as specifically provided in Article 22 below, there shall be no reduction in rent payable by Tenant and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations or improvements to any portion of the Building or Premises or fixtures and equipment related thereto and no liability on the part of Landlord or failure to make repairs, alterations or improvements to the Building or Premises or any fixtures and equipment related thereto which are necessitated by reason of the act of negligence of any other tenant or occupant of the Building.

                  (c) All work in connection with any alterations, improvements, changes, additions or repairs in the Premises or the Building made for the benefit of Tenant shall be performed in full compliance with all laws, ordinances, regulations, rules and requirements of all governmental entities having jurisdiction and in full compliance with all rules, orders, directions, regulations and requirements of the Fla. Fire Rating Bureau and any similar organization. If there is now or if there shall be installed in the Building a sprinkler system, and if the Fla. Fire Rating Bureau or any similar body or any governmental authority having jurisdiction requires or recommends that any changes, modifications, alterations, additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business or the improvements it has added or the location of partitions, trade fixtures or other contents of the Premises, or if any such changes, modifications, alterations, additions or other equipment become necessary to prevent imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Bureau or by any fire insurance company, Tenant shall, at its own cost, promptly make and supply all such changes, modifications, alterations, additional sprinkler heads or other equipment.

                  (d) Before work is commenced as provided in this Article 9, Tenant shall give Landlord at least five (5) days written notice to afford Landlord an opportunity to post appropriate notices of non-responsibility. Tenant shall secure, at Tenant's own cost, a completion and lien indemnity bond, satisfactory to Landlord, for said work. Any mechanic's liens for work claimed to have been performed for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing of such lien, at Tenant's sole expense. Tenant agrees to indemnify, hold harmless and defend Landlord from any loss, cost, damage or expense, including attorney's fees, arising out of any such lien claim or out of any other claim relating to work done or materials supplied to the Premises at Tenant's request or on Tenant's behalf.

Quiet Enjoyment

         10. Quiet Enjoyment. Landlord covenants and agrees that if Tenant shall not be in default in paying rent and in observing and performing all of the terms, covenants, conditions, provisions and agreements required of Tenant under this Lease, Landlord or anyone claiming by or through Landlord will not disturb Tenant's quiet enjoyment of the Premises, subject, however, to the terms of this Lease and of the ground and underlying leases, mortgages and deeds of trust which may exist from time to time.

Building Services

         11. Building Services. During the Lease term, and so long as Tenant is not in default under this Lease and subject to the then applicable State of Florida Energy Conservation Standards or other governmental requirements or directives, Landlord shall furnish the following services to Tenant on the terms and conditions hereinafter set forth:

                  (a) Air-conditioning and heating between the hours of 8:00 a.m. and 6:00 p.m. Monday through Friday (except on holidays). Upon special written request of Tenant, Landlord will supply air-conditioning and heating to the Premises outside normal air-conditioning and heating hours, as provided in subparagraph (1) below.

                  (b) Hot and cold water, from regular Building supply, as required for lavatory and toilet usage. If Tenant requires, uses or consumes water for any additional purposes or in any excessive quantities, a fact of which Landlord shall be the sole judge, Landlord may install a water meter, the cost of installation and upkeep of which to be paid by Tenant, to measure such additional or excessive water usage, and Tenant agrees to pay for water consumed, as shown on said meter.

                  (c) Passenger elevator service in common with Landlord and other tenants, 24 hours a day, 365 days a year, provided that the number of elevators may be reasonably reduced before the hour of 8:00 a.m. and after 6:30 p.m. on weekdays and 1:00 p.m. on Saturdays and for the remainder of the weekend and on holidays. Freight elevator service in common with Landlord and other tenants will be provided from 9:00 a.m. to 11:00 a.m. and from 2:00 p.m. to 4:00 p.m. (or as may be adjusted by Landlord from time to time), Saturdays, Sundays and holidays excepted. Freight elevator service may be made available to Tenant, at Tenant's request, during off hours as provided in subparagraph (1) below. Operator-less automatic elevator service shall be deemed "elevator service" within the meaning of this paragraph.

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                  (d) Electricity for Tenant's incidental uses by means of
standard receptacles and lighting fixtures on the Premises. Such incidental electricity will be used only for equipment and accessories normal to office usage. If Tenant's requirements for electricity for incidental uses are not in accordance with that set forth in the preceding sentences of this paragraph, Landlord reserves the right to require the Tenant to procure such excess incidental use requirements at the Tenant's expense by arrangement with an appropriate local utility company, which arrangements, other than the cost and expense, shall be subject to the approval of Landlord. If Tenant's requirements for electrical services exceed incidental use requirements and necessitate modification of the electric service supply system in and to the Premises or the Building, Tenant shall be responsible for performing all such increased maintenance unless, in the exercise of its right hereby expressly reserved, Landlord elects to perform part or all of such maintenance itself with reimbursement from Tenant.

                  (e) Cleaning and janitorial services, Monday through Friday evenings (holidays excepted) provided the Premises are used exclusively as offices and are kept reasonably in order by Tenant. If the Promises are not used exclusively as offices, Tenant, at its expense, shall provide such cleaning and janitorial services, which services shall be performed to the satisfaction of Landlord and only by persons approved by Landlord. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that such exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

                  (f) If Landlord shall provide air-conditioning or heating to the Premises outside normal air-conditioning or heating hours, or if Landlord shall provide water for any purpose inconsistent with normal office usage, or if Landlord shall provide freight elevator service during off hours or if Landlord shall provide excess electrical service, Tenant shall pay to Landlord for such service an amount based on rates determined by Landlord and including a reasonable charge for Landlord's administrative expenses; provided, however, that such rates shall not be greater that rates which could be charged to Tenant by an independent supplier or utility company. All charges for services described herein shall be due and payable at the same time as the installment of rent with which they are billed or, if billed separately, shall be due and payable within fifteen (15) days after such billing.

                  (g) Except as specifically provided herein, Tenant shall provide and pay for, at its sole expense, all other utilities and other services applicable to and reasonably necessary for the operation of the Premises.

                  (h) Tenant agrees that Landlord shall not be liable in damages for stoppage of any of the elevators or for failure to furnish or delay in furnishing any service when such stoppage, failure to furnish or delay is occasioned by repairs, renewals or improvements, or in whole or part by any strike, lockout or other labor trouble, or by inability to secure electricity, gas, water, or other fuel at the Building, or by any accident or casualty whatsoever, or by the act of default of Tenant, or by any act of God, war or other national emergency or by cause or causes beyond the reasonable control of Landlord.

                  (i) Tenant agrees to cooperate fully, at all times, with Landlord, in abiding by all reasonable regulations and requirements which Landlord may prescribe for the proper functioning and protection of said services and utilities. Landlord, throughout the term of this Lease, shall have free access to any and all mechanical installations, and Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with the moving of the servicing equipment of Landlord to or from the enclosures containing said installations. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time tamper with, adjust, or otherwise in any manner affect Landlord's mechanical installations.

Rights Reserved to Landlord

         12. Rights Reserved to Landlord. In addition to any other rights provided herein, Landlord shall have the following rights exercisable in a reasonable manner without notice to Tenant and without any obligation to exercise such rights: to change the name of the Building; to designate all persons or organizations furnishing sign painting and lettering used or consumed in the Building to have pass keys to the Premises for the uses enumerated herein, provided, further, that if Tenant shall not be present to open and permit an entry into the Premises at any time, when for any reason an entry shall be necessary or permissible hereunder. Landlord or Landlord's agents may enter the Premises by a pass key, or may forcibly enter the same, without rendering Landlord or its agents liable therefor and without in any manner offending the obligations of Tenant under this Lease: to grant to anyone the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to exclude Tenant from the uses expressly permitted under this Lease; to enter the Premises at all reasonable times to make repairs and to maintain the Building, to run utility lines, pipes, conduits, duct work and/or component parts of all mechanical, plumbing and electrical systems where necessary or desirable, and to post such reasonable notices as Landlord may desire to protect its rights; to enter the Premises to make inspections, alterations or additions in or to the Premises or the Building at all reasonable times, or to show the Premises to prospective purchasers, tenants, lenders and other persons having a business interest therein, and to perform any reasonable acts related to the safety, protection, preservation of the Premises or the Building; to have access to all mail chutes according the rules of the United States Postal Service; to require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to a watchman by registration or otherwise, establishing their right to enter or leave, and at any time to exclude or expel any peddler, solicitor or beggar from the Premises of the Building; to close the Building daily at such reasonable time as Landlord may determine subject however, to Tenant's right to admittance twenty-four (24)

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hours per day every day of the year under such reasonable regulations as shall be prescribed from time to time by Landlord: to reasonably approve the weight, size and location of sales, vaults, computers, machinery, book shelves and other heavy equipment and articles in and about the Premises and the Building and to require all such items to be moved in and out of the Building or the Premises only at such times and in such manner as Landlord shall direct and in all events at Tenant's sole risk and responsibility; to designate and/or approve, prior to installation, all types of window shades, blinds, drapes and other similar equipment which, in all events, shall be installed on the interior side of Landlord's window coverings, and to control all internal lighting that may be visible from the exterior of the Building; to decorate, alter, repair or improve the Premises or the Building or maintain any service therein, at any time, including the erection of scaffolding, props or other mechanical devices; to do or permit to be done any necessary work in or about the Premises or the Building or any adjacent or nearby building, land, street or alley and, upon not less than thirty (30) days written notice to Tenant, to require Tenant to relocate to other space in the Building of approximately the same size as the Premises if Landlord agrees to bear all moving and related costs. Any rights so exercised by Landlord shall be without any rebate of rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises or damage, injury or inconvenience thereof occasioned. Provided however that the foregoing rights and the exercise or same by Landlord shall not interfere with Tenant's business or operations.

Signs
         13. Signs. No signs shall be installed on the exterior of, or adjacent to, the Premises or the Building. All signs which are erected in or on the interior of the Premises shall be in accordance with the building standard designated by Landlord and subject to Landlord's prior written approval. The installation and maintenance of any and all signs by or on behalf of Tenant shall be in full compliance with all applicable laws, ordinances, regulations, rules and orders of any governmental authority having jurisdiction, and Tenant shall obtain all necessary licenses and permits in connection therewith. Tenant shall install and promptly repair, maintain and service all such signs in accordance with proper techniques and procedures, and shall indemnify, hold harmless and defend Landlord from all loss, cost, damage or expense, including attorney's fees, arising out of any claims relating to the installation, existence, operation, maintenance, repair, removal or condition of any such sign. On or before the termination of this Lease, Tenant shall, at its sole expense, remove all such signs in a manner satisfactory to Landlord and shall immediately repair, at Tenant's sole expense, any injury or damage caused by removal. All costs and expenses relating to all such signs shall be borne solely by Tenant.

Indemnification

         14. Indemnification. Tenant shall indemnify, hold harmless and defend Landlord from any and all loss, cost, damage or expense including attorney's fees, with respect to any claim of damage or injury to persons or property arising out of Tenant's use of the Premises or the Building; the conduct of Tenant's business; any act, work or thing done, permitted or suffered by Tenant or its employees, agents, representatives, invitees, licensees or visitors in or about the Premises or the Building; any claim arising out of any breach or default in the performance of any obligation of Tenant under the terms of this Lease; or any claim arising out of any act or negligence of Tenant or of any of Tenant's employees, agents, representatives, invitees, licensees or visitors. Further, as a material part of the consideration given hereunder the Landlord, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises or the Building from any cause whatsoever other than Landlord's negligence, and Tenant hereby waives all claims against Landlord relating thereto. Neither Landlord nor agents shall be liable for any damage to property resulting from fire, explosion, falling glass or other materials, steam gas, electricity, water or rain which may leak from any part of the Building, or from the pipes, appliances or plumbing works therein, or from the roof, street or subsurface thereof or from any other place or resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, his agents; servants or employees. Landlord or his agents shall not be liable for interference with light or other incorporal inconveniences, nor shall Landlord be liable for any latent defect in the Premises or on the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents on the Premises or in the Building or of defects therein or in the fixtures or equipment related thereto.

Insurance

         15. Insurance. At all times during the Lease term, Tenant shall maintain in full force comprehensive public liability and contractual indemnity insurance insuring the indemnifications described in Article 14 with limits of not less than Five Hundred Thousand Dollars ($500,000.00) with respect to injury or death of any one person, One Million Dollars ($1,000,000.00) with respect to two or more persons and One Million Dollars ($1,000,000.00) with respect to property damage. Such insurance shall be secured from an insurer or insurers approved in writing by Landlord and shall name both Landlord and Tenant as insured parties. The term of such insurance policy may be for such period as shall be designated by Tenant; provided, however, that within three (3) months prior to the expiration of such policy, Tenant shall procure another policy of said insurance so that, throughout the entire Lease term or until the sooner termination hereof, Landlord shall always be a named insured under a policy of comprehensive public liability insurance in accordance with the foregoing. The limits of said policy shall never be decreased, but shall be increased in accordance with increases, if any, necessary to maintain policy limits from time to time customary and usual, in a first class office building in Hallandale. Said increases, if any, are to be made on a yearly basis, commencing one (1) year after the Commencement Date of this Lease. If the parties are unable to agree as to the amount of such increases, the matter shall be submitted to arbitration in the manner provided in this Lease. Tenant agrees to supply Landlord with a copy of said insurance policy within ten (10) days prior to the commencement of this Lease, and shall provide copies of any replacement or renewal policies within ten (10) days after issuance. Said insurance shall provide that it will not be cancelled or otherwise terminated without thirty
(30) days prior written notice to Landlord.

Condition of Premises on Surrender

         16. Condition of Premises on Surrender. Upon the expiration or other termination of this Lease, Tenant shall surrender the Premises to Landlord broom clean and in the same condition as when received, reasonable wear and tear excepted, and Tenant shall remove all its property, as directed by Landlord. Any property left on or in the Premises or Building upon expiration or other termination of this Lease or upon Tenant's default hereunder may, at Landlord's option, either be deemed abandoned and, at Landlord's option, be disposed of in accordance with the requirements of the Civil Code of the State of Florida or any applicable successor statutes, or be placed in storage in a public warehouse in the name of, for the account of and at the sole expense and risk of Tenant, but Tenant shall remain liable to Landlord for any and all damages to the Premises caused by removal of Tenant's property and for any or all costs and expenses paid or incurred by Landlord in connection with the foregoing. Tenant hereby agrees to release, indemnify, hold harmless and defend Landlord from any and all loss, cost, damage and expense, including attorney's fees, arising out of any damage to or loss of any property left by Tenant upon the Premises upon the expiration or other termination of this Lease and with respect to any and all claims and liability relating to such property.

Assignment and Subletting

         17. Assignment and Subletting.

                  (a) Tenant shall not, either voluntarily or by operation of law, directly or indirectly, sell, hypothecate, assign or transfer this Lease, or sublet the Premises or any part thereof, or permit the Premises or any part thereof to be occupied by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord in each instance, provided however, that Tenant may transfer the lease of the Premises to a wholly owned subsidiary of parent corporation. Subject to the provision of subparagraphs (b) and (c) of this Article 17, Landlord's consent to assignment or subletting (subject to the procedures set forth in subparagraph (b) of this Article 17) shall not be unreasonably withheld, provided the proposed assignee or subtenant
(i) is satisfactory to Landlord as to credit, character and professional standing, and (ii) will meet any other tenant requirements then generally imposed by Landlord with respect to new tenants of the Building, and (iii) will use the Premises for purposes not inconsistent with Landlord's commitments to other tenants. Landlord may, however, withhold such consent if, in Landlord's reasonable judgment, the occupancy of the proposed assignee or subtenant will tend to impair the character or dignity of the Building or impose any additional burden upon Landlord in the operation of the Building. Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Article 17 shall be void and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to an assignment or subletting shall not be constituted as relieving Tenant from obtaining the express prior written consent of Landlord to any further assignment or subletting or as releasing Tenant from any liability or obligation hereunder, whether or not then accrued. Tenant agrees that in no event will it attempt to assign or sublet to any existing tenant or subtenant of the Building. Further, all advertising with respect to the leasing, subletting or assignment of space in the Building must be approved in writing by Landlord prior to publication.

                  (b) As conditions precedent to any assignment of the whole of any part of Tenant's interest in this Lease of the subletting by Tenant of the whole or any part of the Premises, (i) at least thirty (30) days prior to any proposed assignment of subletting, Tenant shall submit to Landlord a statement containing (A) the name and address of the proposed assignee or subtenant; (B) a financial statement of the proposed assignee or subtenant containing therein back and other credit references; (C) the type or use proposed for the Premises; and (D) all of the principal terms and conditions of the proposed assignment or subletting including, but not limited to, the proposed commencement and expiration dates on the term thereof and the amount of rent to be payable by the assignee of subtenant and, unless the proposed assigned or sublet area constitutes an entire floor or floors, such statement shall be accompanied by a floor plan delineating that proposed assigned or sublet area; and (ii) Tenant shall deliver to Landlord an original assignment or sublease executed by Tenant and the proposed assignee or subtenant of all of Tenant's obligations under the terms of this Lease; (B) that Tenant shall indemnify and hold Landlord harmless from any and all claims, obligations and liabilities (including reasonable attorneys' fees) arising from such assignee's or subtenant's occupancy and use of the Premises, or any portion thereof, whether such claim, obligation or liability arises from such assignee's or subtenant's conduct, activity, work or any other matter in, on or about the Premises and/or the Building; (C) that Tenant shall further indemnify and hold Landlord harmless from any costs, obligations or liabilities (including reasonable attorneys' fees) arising from any act or negligence of such assignee or subtenant, or any officer, employee, agent or invitee of such assignee or subtenant, and from any claim, action or proceeding brought thereon; (D) that in no event shall Tenant, by reason of Landlord's approval of the assignment or sublease, be deemed relieved from any obligation or liability under the Lease, including, but not limited to, the obligation to obtain Landlord's consent to any further assignment of subletting; and (E) that such proposed assignment of subletting shall not be deemed effective for any purpose unless and until Landlord's writtent consent thereto is obtained.

                  (c) In lieu of consenting or not consenting, Landlord may, with the consent of Tenant, (i) in the case of the proposed assignment of subletting of Tenant's entire leasehold interest, terminate Tenant's lease in its entirety, or (ii) terminate Tenant's lease as to that portion of the Premises which Tenant has proposed to assign or sublet. In the event Landlord elects to terminate this Lease pursuant to clause (ii) above, Tenant's obligations as to rent shall be reduced in the same proportion that the rentable area of the portion of the Premises taken by the proposed assignee or subtenant bears to the total rentable area of the Premises.

                  (d) If this lease be assigned, or if the leased premises or any part thereof be sub-let, or occupied by anybody other than the tenant, except as contemplated herein, the Landlord may, after default by the tenant, collect or accept rent from the assignee, under tenant, or occupant, and apply the net amount collected of accepted to the rent herein reserved, but no such collection of acceptance shall be deemed a waiver of this covenant or the acceptance of the assignee, subtenant or occupant as tenant, nor shall it be construed as or implied to be a release of the tenant from the further observance and performance by the Tenant, of the terms, provisions, covenants and conditions herein contained.


Attornment

         18. Attornment. In the event that any ground or underlying lease is terminated or any mortgage or deed of trust is foreclosed, this Lease shall not terminate or be terminated by Tenant unless Tenant was specifically named in any termination or foreclosure judgment or final order. In the event that any such ground or underlying lease is terminated or that any such mortgage or deed of trust is foreclosed, or unless such termination or foreclosure would materially interfere with the business operations of Tenant. Tenant agrees: to enter into a new lease covering the Premises for the remainder of the Lease term and otherwise on the same terms, conditions and rentals as herein provided with, and at the election of, the holder of any superior lease or, if there is no superior lease in existence, with and at the election of the holder of the fee title to the real property of which the Premises form a part; or, at the request of the aforesaid parties in the order stated, to allow to them and to execute and deliver at any time and from time to time upon such request any instrument which, in the sole judgment of the party making such request, may be necessary or appropriate to evidence such attornment. Landlord hereby makes no warranties or representations that any attornment which Tenant herein agrees to make will be accepted and recognized by any of the parties to whom such attornment is made.


Subordination

         19. Subordination. This Lease is subject and subordinate to all ground or underlying lease, mortgages and deeds of trust which now affect the real property of which the Premises form a part or which affect any ground or underlying leases and all renewals, extensions, modifications or amendments thereof. Tenant agrees that this Lease may, at the option of Landlord, be made subordinate to any ground or underlying leases, mortgages or deeds of trust which may hereafter affect the real property of trust deed beneficiary or the lessor in any such ground or underlying lease shall agree to recognize this Lease in the event of foreclosure of Landlord's interest, provided Tenant is not in default. Tenant further agrees to execute and deliver such instruments as may be necessary or proper to affect the foregoing and, if Tenant fails to do so within ten (10) days after written demand therefor, Tenant hereby makes, constitutes and irrevocably grants Landlord a power-of-attorney coupled with an interest in the Premises to execute and deliver any such instruments for and in the name of Tenant.


Holding Over

         20. Holding Over. If the tenant retains possession of the premises or any part thereof after the termination of the term or any extension thereof, by lease of time or otherwise, the tenant shall pay the landlord rent at double the rate payable for the month immediately preceding said hold over, for the time the tenant thus remains in possession. The provisions of this paragraph do not waive the landlord's right or re-entry or any other right hereunder Any retention of the demised premises after the termination of this lease or any extension thereof shall be considered as a month-to-month holder over, unless otherwise agreed to in writing by the parties.


Abandonment

         21. Abandonment. Tenant shall not vacate nor abandon the Premises at any time during the Lease term. If Tenant shall vacate, abandon or surrender the Premises or if Tenant shall be dispossessed by process of law or otherwise, during the Lease term or at the termination of this Lease, any personal property left on the Premises shall at Landlord's option, be deemed abandoned and deemed vacated or abandoned if the base rent or any additional rent payable hereunder shall be due and unpaid for at least fourteen (14) consecutive days and the Landlord reasonably believes that Tenant has abandoned the Premises.

Damage or Destruction

         22. Damage or Destruction.

                  (a) The Building. A total destruction of the Building shall terminate this Lease, if, subsequent to the Commencement Date, the Building shall be damaged to the extent of twenty-five percent (25%) or more of its replacement cost, either Landlord or Tenant may elect to cancel and terminate this Lease upon written notice to the other given within forty-five (45) days after the damage; If, after the Commencement Date, the Building shall be materially damaged but to the extent of less than twenty-five percent (25%) of the replacement cost thereof as a result of a cause not insured against by Landlord, and Landlord shall determine not to repair and restore the Building, then Landlord or Tenant may, on written notice given to Tenant within thirty-five (35) days after such damage, elect to cancel and terminate this Lease. If the Building shall be materially damaged but to the extent of less than twenty-five percent (25%) of the replacement cost thereof when less than three (3) years of the Lease term remains, and Landlord shall determine not to repair and restore the Building, then Landlord or Tenant may, on written notice given to Tenant within thirty (30) days after such damage, elect to cancel and terminate this lease.

                  (b) The Premises. If, after the Commencement Date, the Premises are totally destroyed or partially damaged as to materially interfere with the operations of Tenant's business and such destruction or damage cannot be repaired by Landlord within a period of six (6) months after the date of such damage or destruction, then Tenant by written notice given to Landlord within thirty (30) days after the date of the destruction or damage may cancel and terminate this Lease.

                  (c) Duty to Repair and Restore. If there are no elections herein provided to cancel and terminate this Lease, or if the elections provided herein are not exercised, Landlord shall promptly and diligently proceed to repair and restore the Building and/or the Premises, as the case may be, to a tenantable state. During such periods of time that the Premises shall not be tenantable as a result of the aforesaid damage or destruction the rent shall abate proportionately based on the ratio that the portion of the Premises which is not tenantable bears to the entire Premises; provided, however, that there shall be no abatement of rent and the damage or destruction is due to the act or negligence of Tenant or any of its employees, servants, agents, representatives, licensees, invitees or visitors and all such damage or destruction shall be repaired by Tenant, at its sole expense, as soon as practicable. For purposes herein the term "tenantable" shall mean that state of the Premises in which use and occupancy by Tenant, including reasonable access, are reasonably available.


Condemnation

         23. Condemnation. If the whole of the Premises, or so much thereof as to render the balance of the Premises unusable by Tenant, shall be taken or condemned by any authority under power of eminent domain or any similar power for any public or quasi-public use or purpose, or shall be transferred by agreement in connection with such public or quasi-public use or purpose with or without a condemnation action or proceeding being instituted, this Lease shall terminate as of the date of such taking or condemnation. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in connection with such taking or condemnation, together with any and all rights of Tenant now or hereafter arising with respect to all or part of such award or any proceedings relating thereto; provided, however, that Landlord shall have no interest in any award to Tenant for the interruption of or damage to Tenant's business. In the event that any such taking or condemnation is not permanent or does not render the balance of the Premises unusuable by Tenant, this Lease shall not terminate, but the rent payable to Landlord by Tenant shall be equitably abated for the remainder of the Lease term. As used in the preceding sentence, a condemnation or taking shall be deemed "permanent" if it is for a period of six (6) months or more, except with respect to any improvement of the streets immediately adjacent to the Building which does not deprive Tenant of reasonable access to the Premises.

Defaults and Remedies

         24. Defaults and Remedies.

                  (a) Events of Default. Each of the following events shall be a default hereunder by Tenant and a breach of this Lease:

                           (i) if Tenant shall file a petition in bankruptcy or
insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or the insolvency laws of any state, or shall voluntarily take advantage of any such law or act by answer or otherwise, or shall be dissolved or shall make an assignment for the benefit of creditors;

                           (ii) If involuntary proceedings under any such
bankruptcy law or insolvency net or for the dissolution of a corporation shall instituted against Tenant or if a receiver or trustee shall be appointed for all or a portion of the property of Tenant, and such proceedings shall not be dismissed of such receivership or trusteeship vacated within sixty (60) days after such institution or appointment;

                           (iii) if Tenant shall fail to pay Landlord any base
rent or additional rent as and when the same shall become due and payable; and such rent remains unpaid for 5 days after Tenant receives a written notice of non-payment from Landlord;

                           (iv) if Tenant shall default in the performance of
any of the agreements, terms, covenants or conditions herein on Tenant's part to be performed other than the payment of rent, and such default shall not have been cured within fourteen (14) days after written notice by Landlord or, if Tenant shall not have in good faith commenced to cure such default within fourteen (14) days after written notice by Landlord and diligently proceeded to completion in the event such default cannot be cured within fourteen (14) days;

                           (v) if Tenant shall vacate or abandon the Premises
for fourteen (14) consecutive days; and

                           (vi) if this Lease or the estate of Tenant hereunder
or possession of the Premises shall be transferred to or shall pass to or evolve upon any other person or party, except in a manner permitted under
Article 17 above,

                  (b) Remedies on Default. In the event of any default by the tenant, as provided for in paragraph (a) above, the landlord may, at its option:

                           (i) Re-enter and remove all persons and property
from the demised premises, and said properties may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, the tenant, all without service of notice or resort to legal process and without being guilty of trespassing, or become liable for any loss or damage which may be occasioned thereby.

                           (ii) Terminate the lease and re-rent the demised
premises solely for the account of the landlord, in order for the landlord to terminate the lease as provided (or in sub-paragraph (d), herein, and re-lease and re-rent the demised premises solely for its own account, the landlord must notify the tenant in writing of such election.

                  (c) Additional Rent

                           (i) In computing the amount of rent due from the
tenant to the landlord after the tenant defaults, as above provided (or, there shall be added to the amount due the landlord, from the tenant, such expenses as the landlord may incur in connection with re-letting the subject premises such as legal expenses, attorney's fees, brokerage fees and for keeping the demised premises in good order or for preparing the same for re-letting.

                           (ii) The remedies for which provision is made in this
paragraph 24 shall not be exclusive, and in addition thereto, the landlord may pursue such other remedies as are provided by law in the event of any breach, default or abandonment by tenant, in any event and irrespective of any option exercised by the landlord, the tenant agrees to pay and the landlord shall be entitled to recover all costs and expenses incurred by the landlord, including reasonable attorney's fees and applicable attorney's fees in connection with the collection of rent or damages or enforcing other rights of the landlord in the event of breach of default or abandonment by the tenant, irrespective of whether or not the landlord elects to terminate this lease by reason of such a breach, default or abandonment.

                  (d) Right of Redemption. The tenant hereby waives any and all rights of redemption, if any, granted by or under any present or future law, in the event the tenant shall be evicted or dispossessed for any cause, or in the event the landlord shall obtain possession of the demised premises by virtue of the provisions of this lease, or otherwise, and tenant waives any right to trial by jury in any way connected with this lease, the relationship of the landlord and tenant, and the tenant's use of or occupancy of the subject premises. Tenant further agrees that he shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based upon non-payment of rent, or any other payment required of tenant hereunder.

                  (e) Interest on Rents. Any and all sums due under this lease from the Tenant to the Landlord, and not paid on the due date, shall bear interest from the due date at the highest rate then allowable by law until fully paid.


Waiver of Subrogation

         25. Waiver of Subrogation. Each of the parties hereto hereby waives any and all rights of recovery against the other or against any other tenant or occupant of the Building, or against any of the officers, employees, agents, representatives, customers, and business visitors of such other party or of such other tenant or occupant of the Building for loss of or damage to such waiving party or its property or the property of others under its control, arising from any causes insured against under the fire insurance policy with all permissible extensions and endorsements covering additional perils or under any other policy of insurance carried by such waiving party in lieu thereof.


Certificates of Landlord and Tenant

         26. Certificates of Landlord and Tenant. Either party shall, at any time and from time to time, upon not less than twenty (20) days' prior written notice from the other party, execute, acknowledge and deliver to the other party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications that the Lease is in full force and effect as modified and stating the modifications), and the dates to which the base rent and the additional rent have been paid. The certificate shall state whether or not to the best knowledge of the party executing such certificate the other party is in default in keeping, observing or performing any term, covenant, agreement, provision, condition or limitation contained in this Lease. If the other party is in default, the certificate should specify each such default of which the party executing the certificate may have knowledge. It is intended that any such statement delivered pursuant to this Article 28 may be relied upon by the other party or any present or prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises form a part, but reliance on such certificate may not extend to any default of such other party as to which the party executing the certificate shall have had no actual knowledge.


Rules and Regulations

         27. Rules and Regulations. Tenant and its servants, employees, agents, representatives, visitors, invitees and licensees shall comply strictly with the rules and regulations for the Building set forth in Exhibit B attached hereto and incorporated herein by reference, and with such other rules and regulations as Landlord may adopt from time to time for the safety, care and cleanliness of the Building or the preservation of good order therein. Landlord shall not be liable to Tenant for any violation of any rules or regulations, or for the breach of any covenant or condition contained in any lease, by any other tenant in the Building.


Force Majeure

         28. Force Majeure. The obligation of Tenant to pay rent and to keep, observe and perform all its covenants, obligations, duties and agreements hereunder shall not be affected or excused by the inability of Landlord to supply any service expressly or implied to be supplied, or to make any repairs, alterations, additions or improvements, or to perform any other act required hereunder if Landlord is prevented or delayed from so performing by reason of strike or labor difficulties or any other cause beyond Landlord's reasonable control, including, but not limited to, civil disorder, war or other national emergency.


Arbitration

         29. Arbitration. Any controversy, question or claim arising out of or relating to any section of this Lease, or portions thereof, which expressly provides for settlement by arbitration, shall be settled by an arbitrator to be selected in accordance with the provisions Florida Code of Civil Procedure, and such arbitration shall be conducted in accordance with the provisions thereof, as amended from time to time.

Notices

         30. Notices. Any notice required or permitted under the provisions of this Lease shall be effected when addressed as follows:

To Landlord:                                   To Tenant:

  Murray Family & Associates                          GlobalBot Corp.
1250 E. Hallandale Beach Blvd.                 1250 E. Hallandale Beach Blvd.
  Hallandale, Florida 33009                             Suite #602
    Attn: Building Manager                          Hallandale, FL 33009

and deposit, postage prepaid and certified, in the mail. Either party may by written notice to the other as aforesaid change the address to which notices shall be sent.


General Provisions

         31. General Provisions.

                  (a) Conditions. The captions of the Articles of this Lease are for convenience only and are not a part of this Lease, and do not in any way limit or amplify the terms or provisions of this Lease.

                  (b) Successors and Assigns. Subject to the provisions otherwise contained herein, this Lease shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (c) Constructive Eviction. No eviction of Tenant by Landlord or acceptance by Landlord of Tenant's Surrender of the Premises shall be valid unless in writing and signed by Landlord.

                  (d) Enforcement. Tenant agrees to pay all costs and reasonable attorneys' fees which may be incurred or paid by Landlord in enforcing any of the covenants, conditions or agreements contained in this Lease, and all such amounts shall be deemed additional rent payable upon demand.

                  (e) Construction. The language in all parts of this Lease shall be in all cases construed according to its fair meaning and not strictly for or against Landlord or Tenant. If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unreasonable, the remainder of the provisions hereof shall remain in full force and effect and in no way be affected, impaired or invalidated thereby.

                  (f) Waivers. Failure of Landlord to insist upon the strict performance of any or all of the terms or conditions herein shall not constitute, not be construed as, a waiver of Landlord's rights to thereafter enforce any such terms and conditions, but the same shall continue in full force and effect.

                  (g) Law Governing. This Lease shall be governed by and construed in accordance with the laws of the Sate of Florida.

                  (h) Entire Agreement. This Lease, together with any later written modifications or amendments hereto, shall constitute this entire agreement between the parties relative to the subject matter hereof and shall supersede any prior agreements or understandings, if any, whether written or oral, which the parties may have had relating to the subject matter hereof. No modification, alteration or waiver of any term, condition or covenant of this Lease shall be valid unless in writing.

                  (i) Interest. All base rent, additional rent and all other sums which may from time to time become due and payable by Tenant to Landlord under any of the provisions of this Lease shall bear interest from and after the due date thereof at the greater of ten per cent (10%) per annum, of the maximum rate of interest permitted by law.

                  (j) Memorandum of Lease. This Lease shall not be recorded by either party; however, at Landlord's option a Memorandum of Lease referring to this Lease shall be executed and acknowledged by Landlord and Tenant and shall be recorded in the office of the County Recorder of Broward County.

                  (k) Attorney's Fees. In the event Landlord should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against Tenant hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgement.

                  (l) Late Charge. In the event any amount payable by Tenant hereunder is not paid by the 3rd of the month after the applicable due date, Tenant shall pay to Landlord, in addition to any other amounts due hereunder, a surcharge of 5% per month, bounced check charge $100; 3-day notice $100; eviction procedure $500, as well as additional rent.

 Release From Individual Liability

         32. Release from Individual Liability. It is expressly understood and agreed that nothing contained in this Lease shall be construed as creating any liability whatsoever against Landlord's Manager or any of the partners of Landlord personally, and in particular, without allowing the generality of the foregoing, there shall be no personal liability of Landlord's Manager or any of the partners of Landlord to pay any indebtedness accruing under this Lease or to perform any term, covenant, condition or agreement, either express or implied, contained in this Lease, or to keep, preserve or sequester any property of Landlord. The personal liability of Landlord's Manager or of said partners, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder, and the owner of any interest, indebtedness or liability accruing under this Lease shall look solely to Landlord, the Building and the real property of which the Premises form a part for payment thereof.

         33. See riders annexed hereto.

         34. The interest of the Landlord shall not be subject to liens for improvements made by the Tenant/Lessee. The Tenant and Landlord agree to execute this Lease, or a Short Form, determined in the sole discretion of the Landlord, in recordable form, and record the same in the Clerk of the Circuit Court's office in and for Broward County, Florida, putting all contractors, materialmen and laborers on notice of the aforesaid mentioned fact. This notice shall be filed in compliance with Section 7.13.10 Florida Statutes.


RADON GAS: RADON is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the county public health unit. Pursuant to paragraph 404.056 (8), Florida Statutes.


         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.


/s/ Murray Family Associates                     /s/ GlobalBot Corp.
------------------------------                   -----------------------------
COMPANY NAME                                     COMPANY NAME


/s/ Ken Israel                                   /s/ Serge Dazile
------------------------------                   -----------------------------
AUTHORIZED SIGNATURE                             AUTHORIZED SIGNATURE


/s/ Ken Israel                                   /s/ Serge Dazile
------------------------------                   -----------------------------
WITNESS                                          WITNESS

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RIDER TO LEASE ENTERED INTO THIS         DAY OF          20 BY AND BETWEEN
                  (HEREINAFTER REFERRED TO AS "LANDLORD"), AND

                                           (HEREINAFTER REFERRED TO AS "TENANT")

         35. (a) If, with respect to any calendar year during the term of this Lease, taxes (as such term is defined in Paragraph 3 (e) (i)), shall be increased above those applicable to the Base Year (as such term is defined in Paragraph 3(b)(iii)), then, and in that event, the Base Rent payable under Landlord's presentation of a statement therefore to Tenant.






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                                   Exhibit "B"
                             RULES AND REGULATIONS


         1. Access. The common areas of the Building shall be open from 6:00 A.M. to 6:00 P.M. on weekdays and from 8:00 A.M. to 2:00 P.M. on Saturdays. Landlord reserves the right to exclude, at all other times, all persons who do not present a pass to the Building signed by Landlord's representative of who are not accompanied by a person having such a pass. Landlord will furnish passes to persons for whom Tenant has made a written request, but Tenant shall be solely responsible for the acts or negligence of all such persons. Only authorized representative of Landlord will be permitted in areas housing mechanical, electrical or other machinery of any kind.

         2. Obstruction of Common Areas. No sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, halls or other common areas shall be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises.

         3. Closing Premises. Before leaving Premises unattended, Tenant shall determine that the Premises are securely locked and that all water faucets and powered equipment are turned off. Except when in use for ingress or egress, all doors opening onto public corridors shall be kept closed.

         4. Windows and Doors. No windows, doors or other light or air sources that reflect or admit light air into the halls, passageways or other public places in the Building shall be covered or obstructed, nor shall any articles be placed on window sills.

         5. Awnings, Curtains and Drapes. No awning or other projection shall be attached to, or be visible from, the exterior of the Building. No curtains, blinds, shades or drapes shall be attached to, hung in, or used in connection with any window or door of the Premises except in accordance with the building standards adopted by Landlord and with Landlord's prior written approval; in all events where applicable, any such curtains, blinds, shades, or drapes shall be installed on the interior side of the Landlord's window coverings.

         6. Signs. No signs, notice, advertisements or other loitering visible from the exterior of the Building shall be permitted. All other signs, notices, advertisements or other loitering shall be exhibited, inscribed, painted or affixed only in accordance with the building standards adopted by Landlord and with Landlord's prior written approval. In the event of any violation of the foregoing, Landlord may correct the violation without liability and charge any cost involved to Tenant.

         7. Building Directory. Landlord shall provide a building directory for the purpose of displaying the firm name and location of each tenant. A charge will be made for each name added to Tenant's firm name; provided, further, that all additions shall require Landlord's prior written consent.

         8. Use. Except with Landlord's prior written consent, Tenant shall not conduct any business other than that permitted in this Lease, in no event shall any space in the building be used for manufacturing or storage purposes, or for medical, surgical or dental purposes, or for any illegal purposes.

         9. Non-Interference. Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with in any manner whatever occupants of the Building or neighboring buildings, or premises or those having business with them, whether by the use of any musical instruments, radio, television set, talking machine, unusual noise, whistling, singing, or in any other way. tenant shall not throw anything out of the doors or windows, or down the passageways.



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         10. Extraordinary Equipment. Tenant shall not install or operate any machinery or other mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the prior written consent of Landlord.

         11. Dangerous Materials. In no event shall any person bring into the Building inflammables such as gasoline, kerosene, naphtha and benzine, or explosives or any other article of intrinsically dangerous nature. If by reason of the failure of Tenant to comply with the provisions of this paragraph, any insurance premium payable by Landlord for all or any part of the Building shall at any time be increased above normal insurance premiums for insurance not covering the items aforesaid, Landlord shall have the option either to terminate this Lease or to require Tenant to make immediate payment for the whole of the increased insurance premium.

         12. Deliveries. All loading and unloading of goods shall be made only through service ways and within areas or facilities designated by Landlord. There shall not be used in any part of the Building, whether by Tenant or by others, any hand trucks or other equipment used in the delivery or receipt of equipment or merchandise except those approved by Landlord and specifically designed to prevent damage to the Premises and the Building.

         13. Heavy Items. The entry or removal of any safes, freight, furniture, file cabinets or bulky matter of any description must take place during such hours as Landlord may determine from time to time. Landlord reserves the right to prescribe the weight and position of all sales, file cabinets and other bulky or heavy items. The moving of sales, freight, furniture, fixtures, file cabinets or other bulky matter of any kind may be made only upon previous written notice to the Office of the Building and only under the supervision of Landlord's designated personnel, and the persons employed by Tenant for such work shall be subject to Landlord's prior written approval. Landlord reserves the right to inspect all sales, freight, file cabinets, or other bulky articles to be brought into the Building and to exclude from the Building all sales, freight, file cabinets or other bulky articles which violate any of those Rules and Regulations or the Lease of which these Rules and Regulations are a part, or which Landlord deems to be unacceptable for placement in the Building.

         14. Removal of Items. Tenant shall list in writing any and all furniture, equipment and other articles to be removed from the Building and such list must be approved in writing by the Office of the Building before any such articles may be removed from the Building.

         15. Waste Prevention. Tenant shall not waste electricity or water and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning. Tenant shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

         16. Refuse. Tenant shall store all its refuse and garbage within the Interior of Premises, but no material shall be placed in trash boxes or receptacles if the material is of a nature as to be in violation of any law or ordinance regulating disposal of such material. All refuse and garbage disposal shall be made only through service ways and within areas or facilities designated by Landlord. No refuse or garbage shall be deposited in or on corridors, truck docks or loading platform areas.



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         17. Keys and Locks. No locks other than those provided by Landlord shall be placed on any doors or windows, nor shall any changes be made to the mechanism of existing locks. No duplicate keys shall be made; all extra keys will be furnished by Landlord at Tenant's expense and all keys shall be surrendered upon termination of the Lease. Building janitors and other persons authorized by Landlord may be provided with pass keys. If the keys provided to Tenant shall be lost or any locks damaged, Tenant shall be liable for the cost of replacement or repair.

         18. Service Calls. The requirements of Tenant shall be attended to only upon application to the Office of the Building. Building employees shall not perform any work outside of regular duties unless under written instructions from the Office of the Building.

         19. Janitorial Service. Any person employed by Tenant, with Landlord's consent, to do janitorial work, shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the Office of the Building (nut not as agent of Landlord). Landlord shall not be responsible for any loss or damage to Tenant's property by such janitor or any other person.

         20. Solicitors. Canvassing, soliciting and peddling in the Building are prohibited. Landlord reserves the right to eject from the Building any solicitors, canvassers or peddlers and any other class of persons who, in the judgment of Landlord, are annoying or interfering with Tenant's or Landlord's operations or who are otherwise undesirable.

         21. Lavatory Facilities. The lavatory facilities and other plumbing facilities shall not be used for any purpose other than that for which they were constructed. The expense to repair any breakage, stoppage or damage resulting from a violation of this rule shall be borne by the Tenant whose employees or visitors shall have caused it.

         22. Approved Services. Tenant shall not purchase spring water, ice, towels or other like services from any person or organization not approved by Landlord.

         23. Enforcement. The foregoing rules and regulations have been adopted for the purpose of maintaining good order and safety in the Building; however, Landlord reserves the right to modify, supplement or rescind any of the foregoing rules upon reasonable notice. Each tenant shall be liable for any injury or damage caused by infraction of any of the foregoing rules and regulations, but Landlord shall not be responsible for its failure to enforce any of the rules and regulations or for any damage or injury caused by any Tenant's violation of the foregoing rules and regulations.

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